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                                                                   EXHIBIT 10.22

                           INDEMNIFICATION AGREEMENT

     This Indemnification Agreement is entered into as of this 22nd day of December, 1995 ("Agreement") by and between Fox Broadcasting Company ("FBC") and Fox Children's Network, Inc. ("FCN").

     Whereas, FBC is party to a number of affiliation agreements with United States television stations pursuant to which, inter alia, FBC has agreed to
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provide such stations with, and such stations have agreed to air, certain programming; for purposes of this Agreement, such affiliation agreements (including, without limitation, those heretofore and those hereafter entered into by FBC) shall be referred to as the "Station Affiliation Agreements";

     Whereas, in connection with certain of the Station Affiliation Agreements the programming that FBC is providing to the applicable stations includes programming produced by or for or otherwise licensed by FCN (collectively, "FCN Programming"); and

     WHEREAS, the parties hereto desire to enter into this Agreement in order to evidence their agreement to cross-indemnify one another in connection with third party claims, if any, arising under the Station Affiliation Agreements;

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), FBC and FCN hereby agree as follows:

I.  INDEMNIFICATION:
    ---------------

     A.  FBC INDEMNIFICATION OF FCN:  FBC shall indemnify and hold harmless FCN
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(and its respective directors, officers, employees, agents, successors, assigns and licensees) (collectively, the "FCN Indemnified Parties") from and against all loss, cost, liabilities and expenses (including, without limitation, reasonable attorneys' fees, court costs and any judgment and settlement payments) or claims suffered by, incurred by or imposed upon the FCN Indemnified Parties by reason of any third party claim or action asserted under or pursuant to any Station Affiliation Agreement (other than a third party claim which is based primarily upon the acts or omissions of FCN and/or any FCN Programming and/or any advertising or promotional materials created by FCN).

     B.   FCN INDEMNIFICATION OF FBC:  FCN shall indemnify and hold harmless FBC
          --------------------------
(and its directors, officers, employees, agents, successors, assigns and licensees) (collectively, the "FBC

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Indemnified Parties") from and against all loss, cost, liabilities and expenses
(including, without limitation, reasonable attorneys' fees, court costs and any judgment and settlement payments) or claims suffered by, incurred by or imposed upon the FBC Indemnified Parties by reason of any third party claim or action asserted under or pursuant to any Station Affiliation Agreement, the basis of which arises primarily from the acts or omissions of FCN and/or any FCN Programming and/or any advertising or promotional materials created by FCN.

     C.  DEFENSE:  If any of the indemnified parties is made or threatened to be
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made a defendant in or party to any action or proceeding, judicial or administrative, instituted by any third party for the liability under which or the costs or expenses of which any of the indemnified parties is entitled to be indemnified pursuant to this Paragraph I (any such third party action or proceeding being referred to as an "Indemnification Claim"), the indemnified party or parties shall give prompt notice thereof to the indemnifying party;

provided that the failure to give such notice shall not affect the indemnified
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party or parties' ability to seek indemnification hereunder unless such failure has materially and adversely affected the indemnifying party or parties' ability to prosecute successfully an Indemnification Claim. Each indemnified party shall permit the indemnifying party, at its own expense, to assume the defense of any such claim or any litigation to which this Paragraph 1 may be applicable, by counsel reasonably satisfactory to the indemnified party or parties;

provided, that the indemnified party or parties shall be entitled at any time,
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at its or their own cost and expense (which expense shall not be recoverable from the indemnifying party unless the indemnifying party is not adequately representing or, because of a conflict of interest, may not adequately represent, the indemnified party or parties' interests), to participate in such claim, action or proceeding and to be represented by attorneys of its or their own choosing. If the indemnified party or parties elects to participate in such defense, such party or parties will cooperate with the indemnifying party in the conduct of such defense. The indemnified party or parties may not concede, settle or compromise any Indemnification Claim without the consent of the indemnifying party. The indemnifying party, in the defense of any such claim or litigation, shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party or parties of a full and complete release from all liability in respect to such claim or litigation.

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II.  MISCELLANEOUS:
     -------------

     A.  GOVERNING LAW:  THE TERMS OF THIS AGREEMENT SHALL BE GOVERNED BY AND
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CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO
CONTRACTS MADE WITHIN, AND TO BE PERFORMED WITHIN, SUCH STATE, EXCLUDING CHOICE OF LAW PRINCIPLES OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     B.  NO ADVERSE CONSTRUCTION:  The rule that a contract is to be construed
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against the party drafting the contract is hereby waived, and shall have no applicability in construing this Agreement or the terms of this Agreement.

     C.  COUNTERPARTS:  This Agreement may be executed in one or more
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counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     D.  AMENDMENTS AND WAIVERS:  Neither this Agreement nor any term hereof may
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be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of all of the parties hereto; provided, however, that no such amendment or waiver shall
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extend to or affect any obligation not expressly waived or impair any right consequent therein. No delay or omission to exercise any right, power or remedy accruing to any party hereto shall impair any such right, power or remedy of such party nor be construed to be a waiver of any such right, power or remedy nor constitute any course of dealing or performance hereunder.

     E.  CONSENT TO JURISDICTION; FORUM SELECTION:  Any actions, suits or
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proceedings instituted in connection with this Agreement or the performance by the parties of their obligations hereunder shall be instituted and maintained exclusively in the Superior Court for the State of California, County of Los Angeles or in the United States District Court for the Central District of California. By execution and delivery hereof, each party hereto hereby consents, for itself and in respect of its property, to the jurisdiction of the aforesaid courts solely for the purpose of adjudicating its rights or obligations under, or any disputes involving, this Agreement or any document related hereto. Each party hereto hereby irrevocably waives, to the extent permitted by applicable law, any objection, including, without limitation, any objection that the other corporate party or parties lack the

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capacity to sue or defend based upon its or their lack of a certificate of qualification to conduct intrastate business in California, and any objection to the laying of venue or based on the grounds of forum non conveniens, which it
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may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Agreement or any document related hereto.

     F.   NOTICE:  Any notice or demand which either FCN or FBC is required, or
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may desire, to give to the other shall be in writing and shall be given by addressing the same to the other at the address hereinafter set forth, or at such other address as may be designated in writing by any such party by notice given to the other in the manner prescribed in this Paragraph II.F and shall be deemed given by being so addressed and (i) delivered personally, (ii) deposited postage prepaid in the United States mail, (iii) delivered to a telegraph or cable company toll prepaid or (iv) sent by telecopy (or telefax), and the date of said personal delivery, deposit, telegraphing or the sending of such telecopy shall be the date of the giving of such notice; provided, however, that any notice alleging a default must be given by the means set forth in (i), (iii) or
(iv) above.  Any notice or demand to FCN shall be addressed as follows:

     Fox Children's Network, Inc.
     10201 West Pico Boulevard
     Los Angeles, CA 90035
     Attn: Margaret Loesch

Any notice or demand to FBC shall be addressed as follows:

     Fox Broadcasting Company
     10201 W. Pico Boulevard
     Los Angeles, CA 90035
     SVP Legal Affairs
     Fox Television Group
     Attention: Jay Itzkowitz

     G. SEVERABILITY:  If any provision of this Agreement shall, for any reason,
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be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any restriction or other provision of this Agreement shall for any reason be held to be too broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing such provision or restriction so as to be enforceable to the extent compatible with applicable law, the parties hereby agreeing that said restrictions and other provisions

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of this Agreement are fair and reasonable as at the date hereof.  The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     H. NO THIRD PARTY BENEFICIARIES:  Except as expressly otherwise provided to
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the contrary in Paragraph 1 for the benefit of the FCN Indemnified Parties and the FBC Indemnified Parties, as applicable, this Agreement is not for the benefit of any third party and shall not be deemed to give any right or remedy to any such third party whether referred to herein or not.

     I. FURTHER ASSURANCES:  Each party to this Agreement agrees to execute,
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acknowledge, deliver, file and record such further certificates, amendments, instruments, agreements and documents, and to do all such other acts and things, as may be required by Law or as may reasonably be necessary or advisable to carry out the intent and purposes of this Agreement.

     J.  ENTIRE AGREEMENT:  This Agreement contains the entire understanding of
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the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. No party to this Agreement makes any representation or warranty except as expressly set forth herein.

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     IN WITNESS WHEREOF, FCN and FBC have executed this Agreement as of the date first above written.



     FOX CHILDREN'S NETWORK, INC.



     By: /s/ Jay Itzkowitz
         ----------------------------------

      Its: Senior Vice President



     FOX BROADCASTING COMPANY



     By: /s/ Jay Itzkowitz
         ----------------------------------

      Its: Senior Vice President

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